                                                                    Exhibit h.42

                                     FORM OF
                                    AMENDMENT
                                       TO
                        ADMINISTRATIVE SERVICES AGREEMENT
                                     BETWEEN
                               ING PARTNERS, INC.
                                       AND
                             ING FUNDS SERVICES, LLC

     AMENDMENT made as of this ___ day of __________, 2004, to the Administrative Services Agreement dated as of November 19, 2003, as amended (the "Agreement"), between ING Partners, Inc., a corporation organized and existing under the laws of Maryland (the "Company") and ING Funds Services, LLC, a corporation organized and existing under the laws of Delaware (the "Administrator"). In consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:


1. SCHEDULE A to the Agreement is hereby deleted in its entirety and replaced with AMENDED SCHEDULE A attached hereto.

2. SCHEDULE B to the Agreement is hereby deleted in its entirety and replaced with AMENDED SCHEDULE B attached hereto.

3. In all other respects, the Agreement is confirmed and remains in full force and effect.

4. This Amendment shall become effective as of the date first written above.

     IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this instrument to be executed by their duly authorized signatories the date and year first above written.

ING FUNDS SERVICES, LLC                        IPI PARTNERS, INC.


By:                                            By:
    ----------------------------------             -----------------------------
    Michael J. Roland                              Laurie M. Tillinghast
    Executive Vice President                       Vice President

                                     FORM OF
                                   Schedule A
                          Series of ING Partners, Inc.

                     INITIAL SERIES:
                     ---------------
                     o ING Alger Aggressive Growth Portfolio
                     o ING Alger Capital Appreciation Portfolio
                     o ING Alger Growth Portfolio
                     o ING American Century Small Cap Value Portfolio
                     o ING Baron Small Cap Growth Portfolio
                     o ING DSI Enhanced Index Portfolio
                     o ING Goldman Sachs(R)Capital Growth Portfolio
                     o ING Goldman Sachs(R)Core Equity Portfolio
                     o ING JPMorgan Fleming International Portfolio
                     o ING JPMorgan Mid Cap Value Portfolio
                     o ING MFS Capital Opportunities Portfolio
                     o ING MFS Global Growth Portfolio
                     o ING MFS Research Equity Portfolio
                     o ING OpCap Balanced Value Portfolio
                     o ING PIMCO Total Return Portfolio
                     o ING Salomon Brothers Aggressive Growth Portfolio
                     o ING Salomon Brothers Fundamental Value Portfolio
                     o ING Salomon Brothers Investors Value Portfolio
                     o ING T. Rowe Price Growth Equity Portfolio
                     o ING UBS Tactical Asset Allocation Portfolio
                     o ING Van Kampen Comstock Portfolio

                     ADDITIONAL SERIES
                     -----------------
                     o ING Fidelity(R) VIP Contrafund(R) Portfolio
                     o ING Fidelity(R) VIP Equity Income Portfolio
                     o ING Fidelity(R) VIP Growth Portfolio
                     o ING Fidelity(R) VIP Mid Cap Portfolio

                                     FORM OF
                                   SCHEDULE B
                          ADMINISTRATIVE SERVICES FEES

-------------------------------------------------------------------------------------------------
 INITIAL SERIES
-------------------------------------------------------------------------------------------------
o  ING Alger Aggressive Growth Portfolio                    .20%
-------------------------------------------------------------------------------------------------
o  ING Alger Capital Appreciation Portfolio                 .20%
-------------------------------------------------------------------------------------------------
o  ING Alger Growth Portfolio                               .20%
-------------------------------------------------------------------------------------------------
o  ING American Century Small Cap Value Portfolio           .40%
-------------------------------------------------------------------------------------------------
o  ING Baron Small Cap Growth Portfolio                     .40%
-------------------------------------------------------------------------------------------------
o  ING DSI Enhanced Index Portfolio                         .20%
-------------------------------------------------------------------------------------------------
o  ING Goldman Sachs(R)Capital Growth Portfolio             .20%
-------------------------------------------------------------------------------------------------
o  ING Goldman Sachs(R)Core Equity Portfolio                .20%
-------------------------------------------------------------------------------------------------
o  ING JPMorgan Fleming International Portfolio             .20%
-------------------------------------------------------------------------------------------------
o  ING JPMorgan Mid Cap Value Portfolio                     .35%
-------------------------------------------------------------------------------------------------
o  ING MFS Capital Opportunities Portfolio                  .25%
-------------------------------------------------------------------------------------------------
o  ING MFS Global Growth Portfolio                          .60%
-------------------------------------------------------------------------------------------------
o  ING MFS Research  Equity Portfolio                       .15%
-------------------------------------------------------------------------------------------------
o  ING OpCap Balanced Value Portfolio                       .20%
-------------------------------------------------------------------------------------------------
o  ING PIMCO Total Return Portfolio                         .35%
-------------------------------------------------------------------------------------------------
o  ING Salomon Brothers Aggressive Growth Portfolio         .13%
-------------------------------------------------------------------------------------------------
o  ING Salomon Brothers Fundamental Value Portfolio         .20%
-------------------------------------------------------------------------------------------------
o  ING Salomon Brothers Investors Value Portfolio           .20%
-------------------------------------------------------------------------------------------------
o  ING T. Rowe Price Growth Equity Portfolio                .15%
-------------------------------------------------------------------------------------------------
o  ING UBS Tactical Asset Allocation Portfolio              .20%
-------------------------------------------------------------------------------------------------
o  ING Van Kampen Comstock Portfolio                        .35%
-------------------------------------------------------------------------------------------------
ADDITIONAL SERIES
-------------------------------------------------------------------------------------------------
o  ING Fidelity(R)VIP Contrafund(R)Portfolio                0.05% while Series invested in Master
                                                            0.15% for Standalone Series
-------------------------------------------------------------------------------------------------
o  ING Fidelity(R)VIP Equity Income Portfolio               0.05% while Series invested in Master
                                                            0.15% for Standalone Series
-------------------------------------------------------------------------------------------------
o  ING Fidelity(R)VIP Growth Portfolio                      0.05% while Series invested in Master
                                                            0.15% for Standalone Series
-------------------------------------------------------------------------------------------------
o  ING Fidelity(R)VIP Mid Cap Portfolio                     0.05% while Series invested in Master
                                                            0.17% for Standalone Series
-------------------------------------------------------------------------------------------------